SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2009
                                                          ---------------
                         FIRST FEDERAL BANKSHARES, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                          0-25509                   42-1485449
------------------------------   ---------------------     --------------------
(State or Other Jurisdiction)    (Commission File No.)      (I.R.S. Employer
   of Incorporation)                                       Identification No.)


329 Pierce Street, Sioux City, Iowa                             51101
-----------------------------------                             -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
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On August 31, 2009, First Federal Bankshares,  Inc. (the "Company"), the holding company of Vantus Bank (the "Bank"), announced the appointment of Scott T. Sehnert as President and Chief Executive Officer of the Company and of the Bank. Mr. Sehnert is currently Executive Vice President and Chief Banking Officer at the Bank, a position he has held since October 26, 2006. Mr. Sehnert will assume his new position with the Company and the Bank on September 25, 2009.

     A press release providing additional details of the foregoing is included as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  Exhibit 99.1.: Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST FEDERAL BANKSHARES, INC.



DATE: September 2, 2009               By: /S/      Levon Mathews
                                          -----------------------------------
                                          Levon Mathews
                                          President and Chief Executive Officer